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                                                                 EXHIBIT (j)(2)

                       CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the reference to us under the headings "Financial Highlights" in this Registration Statement on Form N-1A for the Van Kampen Corporate Bond Fund.


/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
December 19, 2002